UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       January 30, 2012

CLEAR SYSTEM RECYCLING, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-174155	27-4673791
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

4915 Portalis Way
Anacortes, WA  98221
(Address of principal executive offices)

Registrant’s Telephone Number, including area code:  (360) 982-2444

_________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 30, 2012, the Board of Directors approved a change in our financial year end from March 31 to December 31.  We intend to file a Form 10-K for our new financial year ended December 31, 2011, covering the transition period from March 31, 2011, to December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    /s/ Brian Pollard

                                                                                    Brian Pollard, President